CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-QSB of Tech Laboratories, Inc. for the quarter ended September 30, 2005, I, Donna Silverman, Chief Executive Officer and Chief Financial Officer of Tech Laboratories, Inc. hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1. Such Quarterly Report on Form 10-QSB for the period ended September 30, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Quarterly Report on Form 10-QSB for the period ended September 30, 2005, fairly presents, in all material respects, the financial condition and results of operations of Tech Laboratories, Inc.

By:    /s/  Donna Silverman
       -------------------
       Donna Silverman
       Chief Executive Officer
       Chief Financial Officer, and
       Principal Accounting Officer
Dated: November 14, 2005